THE STRATTON FUNDS, INC.

STRATTON MULTI-CAP FUND, INC.

STRATTON REAL ESTATE FUND, INC.

Power of Attorney

I hereby appoint James A. Beers and John A. Affleck, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of The Stratton Funds, Inc., Stratton Multi-Cap Fund, Inc. and Stratton Real Estate Fund, Inc. to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or Investment Company Act of 1940, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on April 20, 2011.

/s/ Brian Peirce

Name: Brian Peirce

Title: Director

THE STRATTON FUNDS, INC.

STRATTON MULTI-CAP FUND, INC.

STRATTON REAL ESTATE FUND, INC.

Power of Attorney

I hereby appoint James A. Beers and John A. Affleck, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of The Stratton Funds, Inc., Stratton Multi-Cap Fund, Inc. and Stratton Real Estate Fund, Inc. to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or Investment Company Act of 1940, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on April 20, 2011.

/s/ Bernard A. Francis, Jr.

Name: Bernard A. Francis, Jr.

Title: Director

THE STRATTON FUNDS, INC.

STRATTON MULTI-CAP FUND, INC.

STRATTON REAL ESTATE FUND, INC.

Power of Attorney

I hereby appoint James A. Beers and John A. Affleck, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of The Stratton Funds, Inc., Stratton Multi-Cap Fund, Inc. and Stratton Real Estate Fund, Inc. to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or Investment Company Act of 1940, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on April 20, 2011.

/s/ Lois Rothenberger

Name: Lois Rothenberger

Title: Director

THE STRATTON FUNDS, INC.

STRATTON MULTI-CAP FUND, INC.

STRATTON REAL ESTATE FUND, INC.

Power of Attorney

I hereby appoint James A. Beers and John A. Affleck, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of The Stratton Funds, Inc., Stratton Multi-Cap Fund, Inc. and Stratton Real Estate Fund, Inc. to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or Investment Company Act of 1940, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on April 20, 2011.

/s/ Frank Thomas

Name: Frank Thomas

Title: Director

THE STRATTON FUNDS, INC.

STRATTON MULTI-CAP FUND, INC.

STRATTON REAL ESTATE FUND, INC.

Power of Attorney

I hereby appoint James A. Beers and John A. Affleck, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of The Stratton Funds, Inc., Stratton Multi-Cap Fund, Inc. and Stratton Real Estate Fund, Inc. to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or Investment Company Act of 1940, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on April 20, 2011.

/s/ H. Drake Williams, Jr.

Name: H. Drake Williams, Jr.

Title: Director

THE STRATTON FUNDS, INC.

STRATTON MULTI-CAP FUND, INC.

STRATTON REAL ESTATE FUND, INC.

Power of Attorney

I hereby appoint James A. Beers and John A. Affleck, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of The Stratton Funds, Inc., Stratton Multi-Cap Fund, Inc. and Stratton Real Estate Fund, Inc. to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or Investment Company Act of 1940, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on April 20, 2011.

/s/ Joel H. Wilson

Name: Joel H. Wilson

Title: Director

THE STRATTON FUNDS, INC.

STRATTON MULTI-CAP FUND, INC.

STRATTON REAL ESTATE FUND, INC.

Power of Attorney

I hereby appoint James A. Beers and John A. Affleck, attorney for me and in my name and on my behalf to sign the Registration Statement on Form N-1A and any Post-Effective Amendment to the Registration Statement on Form N-1A of The Stratton Funds, Inc., Stratton Multi-Cap Fund, Inc. and Stratton Real Estate Fund, Inc. to be filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or Investment Company Act of 1940, as amended, and generally to do and perform all things necessary to be done in that connection.

I have signed this Power of Attorney on April 20, 2011.

/s/ Harold L. Zuber, Jr.

Name: Harold L. Zuber, Jr.

Title: Director